Filed Pursuant to Rule 497

Registration No. 333-178695

CLEARBRIDGE ENERGY MLP FUND INC.

SUPPLEMENT DATED SEPTEMBER 23, 2013 TO

PROSPECTUS DATED APRIL 1, 2013

Recent developments

As previously disclosed in the Fund’s press release dated June 7, 2013 and described in the Fund’s Semi-Annual Shareholder Report on Form N-CSRS filed with the Securities and Exchange Commission on July 25, 2013, ClearBridge Energy MLP Fund Inc. (the “Fund”) completed a private placement of $100 million of fixed-rate senior secured notes on June 6, 2013. Net proceeds from the private placement were used to repay outstanding borrowings from the Fund’s credit facility, make new portfolio investments, and for general corporate purposes. Immediately after the private placement, the Fund’s total leverage was $465 million or 21% of managed assets, composed of 79% in fixed-rate notes and 21% in floating rate loans under the credit facility. As of September 19, 2013, the Fund’s total leverage was 19.0% of managed assets, composed of 86% fixed rate notes and 14% floating rate loans under the credit facility.

The table below summarizes the key terms of the private placement.

SECURITY	AMOUNT	RATE	MATURITY
Senior secured notes
Series A	$50M	3.65%	6/06/23
Series B	$50M	3.78%	6/06/25